UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2022 (October 17, 2022)

Akili, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40558	98-1586159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Broad Street Fifth Floor Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

(617) 456-0597

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	AKLI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On October 17, 2022, the registration statement on Form S-1, as amended (File No. 333-267031) (the “Registration Statement”) filed by Akili, Inc. (the “Company”) was declared effective by the Securities and Exchange Commission at 4:00 p.m., Eastern Time. The Registration Statement relates to the resale of up to 43,414,721 shares of common stock from time to time, including common stock issuable upon the exercise of options, held by certain securityholders of the Company. The Company is not offering any new securities, and will not receive proceeds from the resale of shares of common stock under the Registration Statement.

Securities registered pursuant to the Registration Statement are not required to be sold, and the registration of the securities does not necessarily indicate that any securityholder intends to sell its securities. The Registration Statement, while effective, permits resale of the securities already issued or issuable from the exercise of outstanding options and covered by the Registration Statement, subject to the satisfaction by the seller of the securities with the prospectus delivery requirements of the Securities Act of 1933.

The offering of the securities covered by the Registration Statement may only be made by means of a prospectus. The Registration Statement and accompanying prospectus may be accessed through the SEC’s website at www.sec.gov. A copy of the prospectus related to the offering may be obtained from Akili, Inc., 125 Broad Street, Fifth Floor, Boston, Massachusetts 02110, Attention: Investor Relations, or by calling (617) 456-0597.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akili, Inc.

Date: October 17, 2022	By:	/s/ Santosh Shanbhag
	Name:	Santosh Shanbhag
	Title:	Chief Financial Officer